

CIRCOR

Advanced Flow Solutions
Energy
Fluid Handling

Fourth Quarter 2017

Investor Review

Presented February 28, 2018

Safe Harbor

CIRCOR

This presentation contains forward-looking statements within the meaning of Section 27 A of the Securities Act of 1933, as amended, and Section 21 E of the Securities Exchange Act of 1934, as amended. Reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Any statements in this presentation that are not statements of historical fact are forward-looking statements, including, but not limited to, those relating to CIRCOR's future performance, including the realization of cost reductions from restructuring activities. Actual events, performance or results could differ materially from the anticipated events, performance or results expressed or implied by such forward-looking statements. Important factors that could cause actual results to vary from expectations include, but are not limited to: our ability to respond to competitive developments and to grow our business, both domestically and internationally; changes in the cost, quality or supply of raw materials; our ability to comply with our debt obligations; our ability to successfully implement our acquisition, divesture or restructuring strategies, including our integration of the recently acquired Fluid Handling business; changes in industry standards or government regulations, both in the United States and internationally; and our ability to operate our manufacturing facilities at current or higher levels and respond to increases in manufacturing costs. BEFORE MAKING ANY INVESTMENT DECISIONS REGARDING OUR COMPANY, WE STRONGLY ADVISE YOU TO READ THE SECTION ENTITLED "RISK FACTORS" IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT REPORTS ON FORMS 10-Q, WHICH CAN BE ACCESSED UNDER THE "INVESTORS" LINK OF OUR WEBSITE AT WWW.CIRCOR.COM. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

See page 11 for information on the use of non-GAAP financial measures.

Q4 2017 Results

CIRCOR

$ Millions, Except EPS



Orders
142
216
Up 52%
Q4 2016
Q4 2017

Organic	32%
Acquisition	17%
FX	3%
Total	52%



Net Revenue
$158
$206
Up 30%
Q4 2016
Q4 2017

Organic	4%
Acquisition	23%
FX	3%
Total	30%



EPS
GAAP
Adjusted*
Q4 2016
Q4 2017
$(0.12)
$(0.32)
$0.48
$0.57
Q4 2016
Q4 2017

EPS: Diluted Earnings Per Share

** Reflects a non-GAAP measure, see CIRCOR's Q4 2017 earnings press release for definitions and a reconciliation to GAAP*

Energy Segment Highlights

$ Millions

	Q4 2017	YOY Change
Net Revenues	92.2	4%
Segment Operating Income	7.6	-18%
Segment Operating Margin	8.3%	-210 bps

- **Q4 2017 revenues**
  - Distributed Valves up 70%
  - Engineered Valves volume down approximately 50%
  - Lower volumes in Instrumentation and Sampling business
- **Q4 2017 segment operating margin**
  - Impact of decline in Engineered Valves
  - Higher costs in North American Distributed Valves
  - Unfavorable mix in Instrumentation and Sampling

Advanced Flow Solutions Segment Highlights

CIRCOR

$ Millions

	Q4 2017	YOY Change
Net Revenues	76.8	11%
Segment Operating Income	11.4	27%
Segment Operating Margin	14.8%	190 bps

- **Q4 2017 revenues**
  - Price increase in Aerospace
  - Higher volumes in Aerospace and Defense
  - Lower shipments in Industrial Solutions and Power
- **Q4 2017 segment operating margin**
  - Benefit from price increase
  - Favorable mix in Aerospace on higher sales
  - Unfavorable mix in Power

Fluid Handling Segment Highlights

$ Millions

	Period from : December 11, 2017 to December 31, 2017
Net Revenues	36.5
Segment Operating Income	5.5
Segment Operating Margin	15.0%

- **Q4 2017 stub period revenues**
  - EMEA shipments primarily for Industrial markets
  - Reliability Services large project delivery in December
- **Q4 2017 segment operating margin**
  - Benefit from costs incurred prior to stub period
  - Favorable mix of product shipments

Q4 P&L Highlights

CIRCOR

$ Millions, Except EPS

	Q4 2017			Q4 2016		
	Reported GAAP	Special & Restructuring Charges	Adjusted	Reported GAAP	Special & Restructuring Charges	Adjusted
Net Revenue	205.6	-	205.6	158.2	-	158.2
Operating (Loss) Income	(5.1)	23.7	18.7	(3.4)	14.4	11.0
Net Interest (Expense)	(4.5)	-	(4.5)	(1.5)	-	(1.5)
Other Income (Expense)	(1.6)	-	(1.6)	1.2	-	1.2
Pre-Tax (Loss) Income	(11.2)	23.7	12.6	(3.7)	14.4	10.7
Benefit from (provision for) income taxes	5.6	(8.3)	(2.7)	1.7	(4.4)	(2.6)
Net (Loss) Income	(5.6)	15.5	9.9	(2.0)	10.1	8.1
Tax Rate	50.2%		21.2%	46.6%		24.4%
Diluted EPS	(0.32)	0.89	0.57	(0.12)	0.60	0.48
Weighted Avg. Diluted Shares			17.4			16.7

Restructuring & Special Charges (excluded from AOI)

	Q4 2017	Q4 2016
Intangible & inventory step-up amortization	9.2	5.6
M&A deal fees	8.9	1.0
Settlement of a legal matter	2.4	-
Write-off for deferred financing fees	1.8	-
Restructuring costs	1.4	7.8
	23.7	14.4

Cash Flow and Debt Highlights

CIRCOR

$ Millions

	FY 2017	FY 2016
Cash Flow from Operations	10	59
Capital Expenditures, net	(14)	(13)
Free Cash Flow	(4)	46

	31-Dec-17	31-Dec-16
Total Debt	795	251
Cash and Cash Equivalents	110	58
Net Debt	685	193
Net Debt to Equity	114%	48%

Note: Cash and cash equivalents at December 31, 2017 includes approximately $65 million to be returned to Colfax.

Q4 Guidance as of February 28, 2018

$ Millions, Except EPS

	Q1 2018 Low	Q1 2018 High
Net Revenue	$ 260	$ 275
Expected Adjusted Earnings Per Share	$ 0.26	$ 0.36
Expected Special / Restructuring Charges per share:		
- Restructuring Charges	$ (0.64)	$ (0.58)
- Special Charges - M&A amortization related (non-cash)	$ (0.57)	$ (0.55)
- Amortization of inventory fair value step-up (non-cash)	$ (0.37)	$ (0.37)

Organization Structure

$ Millions

Organizing CIRCOR by End Market

New Group Structure

Sales Mix

ENERGY
~400


Other
5%
Midstream
15%
Upstream
40%
Downstream
40%

INDUSTRIAL
~475


Other
10%
Marine
20%
Industrial
70%

A&D
~220


Other
15%
Commercial
30%
Defense
55%

Product Lines

Energy:
Distributed Valves
Refinery Valves
Instrumentation & Sampling
Reliability Services
Engineered Valves

Industrial:
Industrial EMEA
Industrial Americas
Commercial Marine

A&D:
Commercial Aerospace
Defense

Note: Based on pro forma 2017 sales. Pro forma sales includes reported CIRCOR revenue of $662 and $433 of revenue from Fluid Handling for the period January 1 through December 10, 2017.

Use of Non-GAAP Financial Measures

Within this presentation the Company uses non-GAAP financial measures, including adjusted net income, adjusted earnings per diluted share, adjusted operating income, net debt and free cash flow. These non-GAAP financial measures are used by management in our financial and operating decision making because we believe they better reflect our ongoing business and allow for meaningful period-to-period comparisons. We believe these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating the Company's current operating performance and future prospects in the same manner as management does, if they so choose. These non-GAAP financial measures also allow investors and others to compare the Company's current financial results with the Company's past financial results in a consistent manner. For example:

- *We exclude costs and tax effects associated with restructuring activities, such as reducing overhead and consolidating facilities. We believe that the costs related to these restructuring activities are not indicative of our normal operating costs.*
- *We exclude certain acquisition-related costs, including significant transaction costs and amortization of inventory and fixed asset step-ups and the related tax effects. We exclude these costs because we do not believe they are indicative of our normal operating costs.*
- *We exclude the expense and tax effects associated with the non-cash amortization of acquisition-related intangible assets because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have lives of up to 25 years. Exclusion of the non-cash amortization expense allows comparisons of operating results that are consistent over time for both our newly acquired and long-held businesses and with both acquisitive and non-acquisitive peer companies.*
- *We also exclude certain gains/losses and related tax effects, which are either isolated or cannot be expected to occur again with any predictability, and that we believe are not indicative of our normal operating gains and losses. For example, we exclude gains/losses from items such as the sale of a business, significant litigation-related matters and lump-sum pension plan settlements.*

CIRCOR's management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring the Company's operating performance and comparing such performance to that of prior periods and to the performance of our competitors. We use such measures when publicly providing our business outlook, assessing future earnings potential, evaluating potential acquisitions and dispositions and in our financial and operating decision-making process including for compensation purposes.

Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with accounting principles generally accepted in the United States.

A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in the Company's fourth-quarter 2017 news release available on its website at www.CIRCOR.com.

Figures labeled "Adjusted" exclude certain charges and recoveries. A description of these charges and recoveries and a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in the Company's fourth-quarter 2017 news release available on its website at www.CIRCOR.com.